NOBLE FINANCIAL CAPITAL MARKETS 11 TH ANNUAL INVESTOR CONFERENCE Jacqueline M. Lemke President & CEO January 2015

MARKET FOCUSED INNOVATIVE Safe Harbor Statement Matters discussed in this Presentation contain forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . When used in this document, the words "anticipate," "believe," "estimate," "may," "intend," "expect” and similar expressions identify such forward - looking statements . These forward - looking statements are subject to risks, uncertainties, assumptions, and other factors that may cause the actual results, performance or achievements to differ materially from those contemplated, expressed or implied by such forward - looking statements . These factors include, but are not limited to, risks and uncertainties associated with the impact of economic, competitive and other factors affecting the Company and its operations, markets, product, and distributor performance, the impact on the national and local economies resulting from terrorist actions, and U . S . actions subsequently ; and other factors detailed in reports filed by the Company . Regulation G This presentation includes discussion of non - GAAP financial measures . We believe that the inclusion of these non - GAAP financial measures provide useful information to allow investors to gain a meaningful understanding of our core operating results and future prospects, without the effect of one - time charges, consistent with the manner in which management measures and forecasts the Company’s performance . The non - GAAP financial measures included in this presentation are not meant to be considered superior to or a substitute for results of operations prepared in accordance with GAAP . The company intends to continue to assess the potential value of reporting non - GAAP results consistent with applicable rules and regulations . In accordance with Regulation G, you can find the comparable GAAP measures and reconciliations to those GAAP measures on our website at www . basinc . com

MARKET FOCUSED INNOVATIVE The Market – Trends, Potential, Focus » Macro trends of CRO industry » Benchmark BASi w leaders » Build shareholder value The BASi Difference » Innovative , flexible and creative » Redefining possibilities by creating solutions » Huge upward market potential Today’s Discussion Corp HQ at Purdue Research Park. West Lafayette, IN

MARKET FOCUSED » Contract research outsourcing gained m omentum in the late 1990s. » There are now more scientists in CROs in large Pharma. » 2012 revenue for the top 11 CROs: Global $ 13.7 Bn - 3 year CAGR 12.1% North Amer $6.1 Bn - 3 year CAGR 11.9% » FY 2012 BASi CRO revenues were $21 M » Revenues of top 11 CROs range from $3.8 Bn to $145 M » Estimated to be thousands of small CROs Outsourcing is Here to Stay

MARKET FOCUSED Basic Research Discovery Pre - Clinical IND Clinical Phase 1 - 3 NDA Post Approval Diverse Competitors » Spanning the drug discovery value chain » Fragmented & diverse » Competitors are also our customers Company Name Headcount Revenue (M USD) % North America Preclinical BioA PharmA Bioanalytical Systems Inc 150 $ 22.1 90% Quintiles Transnational 28,200 $ 3,808.0 40% Covance Inc. 12,501 $ 2,595.1 48% ICON PLC 10,300 $ 1,336.1 40% PAREXEL Intl. Corp. 14,700 $ 2,266.3 50% Charles River Lab... 7,700 $ 1,165.5 60% Catalent Inc 8,000 $ 1,800.3 38% Albany Molecular ... 1,282 $ 246.6 60% Aptuit large Calvert small Cambridge Major Labs (AAI Pharma) 800 $ 100.0 Experimur Huntingdon Life Sciences $ 250.0 ICON 6,975 iPhase Pharma Service 20 Lancaster Labs (Eurofins) 1,100 Life Sciences Research 1,400 MPI Research 1,300 $ 175.0 Pace Analytical $ 140.0 PPD 10,000 Ricerca Biosciences small Toxicology Research Lab small Toxikon Corp small WIL Research 1,100 Source: Annual FY 2013 Data - Google Finance 08/29/14 BASI

MARKET FOCUSED » Post restructuring, BASi Gross Margin comparable to large competitors » Goal is to grow EBITDA margin » Leverage cost position Benchmarking Leaders Company Name Headcount Revenue (M USD) % North America Gross Margin EBITDA Margin Price per Share Mkt Cap Bioanalytical Systems Inc 150 $ 22.1 90% 31.9% 11.6% $ 2.20 17.68M Quintiles Transnational 28,200 $ 3,808.0 40% 35.1% 11.5% $ 55.95 7.10B Covance Inc. 12,501 $ 2,595.1 48% 27.4% 15.3% $ 83.46 4.72B ICON PLC 10,300 $ 1,336.1 40% 36.7% 13.8% $ 49.92 3.16B PAREXEL Intl. Corp. 14,700 $ 2,266.3 50% 29.1% 12.4% $ 56.49 3.14B Charles River Lab... 7,700 $ 1,165.5 60% 34.2% 24.5% $ 59.43 2.78B Catalent Inc 8,000 $ 1,800.3 38% 31.6% 21.1% $ 21.42 2.51B Albany Molecular ... 1,282 $ 246.6 29.2% 18.3% $ 19.53 639.13M Average 11,812 1,888.3$ 31.9% 16.7% Source: Annual FY 2013 Data - Google Finance 08/29/14

MARKET FOCUSED L arge and Mid - Size CROs » Heavily dependent upon major client a greements » Targeting new clients » Buying capabilities BASi » Established ability to serve the biotech market » Further growing large molecule capabilities » Created flexibility and sustainability throughout cycles via balance sheet restructuring CRO Market Trends

MARKET FOCUSED BASi Epsilon Electrochemical Analyzer » First EC analyzer on the market » Loyal customer base » Several competitors » Much greater potential a pplication than drug discovery BASi Culex® In vivo Sampling » C ompetition is the manual sampling market – 8,500 animal labs in US alone » 7 of the top 10 pharma currently use BASi Culex® » Researchers are slow to adapt to new technologies / methodologies Laboratory Instruments

MARKET FOCUSED INNOVATIVE Stock Price Trend Post - Restructuring Trending with and Over the Market

MARKET FOCUSED » Invest in experienced talent » Restructure financials » Actively face the market – » BASi Culex® workshops » grant program » Brand messaging » Invest in tools to i ncrease efficiency BASi Focus » Post Restructuring EBITDA has increased substantially, even on lower revenue

INNOVATIVE Services » Able to substantially reduce time to market » Developed more sensitive automated detection methodology Instruments » Revolutionary BASi Culex® automated technology v primitive manual sampling protocol Forward Thinkers The BASi Difference » Innovative, flexible and creative » Redefining possibilities by creating solutions » Hugh upward market potential

MARKET FOCUSED INNOVATIVE Innovation in CRO Services Flexible – Creative - Custom Built a relationship of trust, challenge and continuous collaboration with a start - up biotech beginning in 2004 Reduced timeline for NDA enabling study from 10 years to 5 years. Drug to treat hepatitis C was approved in 2013. Thousands of patients are receiving treatment years earlier. Investigational New Drug (IND) New Drug Application (NDA)

INNOVATIVE » A start up biotech developing a novel cure for l ife - threatening diseases related to impaired blood flow. » Requested a PK study and provided a manual extraction method at required a large sample volume. » We created a more sensitive automated detection methodology » reduced sample size tenfold » improved sensitivity by close to 40% . » reduced analysis time 27 to 7 minutes » Drug is now in Phase 3 trials. Innovation in CRO Services Flexible – Creative - Custom

INNOVATIVE » The industry estimate is that only 1 in 10,000 potential compounds make it to new drug status . » The role of a CRO is to provide the research needed to screen c ompounds. » Often, the data results in a decision to d iscontinue p ursuing drug Approval. » BASi , is less than ¼ of 1 percent of the North American CRO market . » The BASi custom approach has provided research which has allowed for FDA approval of over 30 drugs, many of which have been blockbuster drugs. Customization Success

INNOVATIVE » Designed to allow the lab technician to program the automatic dosing and blood draws, BASi’s Culex® technology provides better data using less technicians, less test subjects and less time. » Allows for more predictive d ata than data gathered under Stress. » BASi’s Culex® patented automated dosing and blood sampling system, revolutionizes the ability to screen drugs better, faster and cheaper than the current global primitive manual process . » BASi has a multitude of studies spanning over a decade of research demonstrating the superior data generated by BASi Culex®. Instrument Innovation

INNOVATIVE Clearly Superior Results BASi Culex® Automated In vivo sampling DSI PhysioTel™ Digital implanted radio telemetry

INNOVATIVE A Typical PK Study – Automated V Manual » 50 % fewer lab technicians » 92 % fewer test subjects » 88% less time » b etter data » Saves time, Saves money & Saves lives » The market is slow to change » BASi will continue to innovate Education & Outreach

MARKET FOCUSED INNOVATIVE Our Clients Say it Best “I’ve had the pleasure of working with Philip Downing and his staff at BASi during the past half year. We’re a small start up trying to develop our compound through phase 2 before our funds run out. We considered working with a larger CRO but soon found that they did not have the entrepreneurial mindset needed to match ours. Everyday that goes by costs us money -- that means to survive we need to schedule very aggressively which sometimes results in last minute delays when the previous step is unexpectedly delayed. BASi has shown to match our energy and understand our aggressive scheduling while providing flexibility and creativity to keep our timelines on track .” I highly recommend BASi for early stages.; Prevacus, Mike Lewandowski, Chief Scientific Officer, Small Biotech, 2014 (emphasis added)

MARKET FOCUSED INNOVATIVE Contact Bioanalytical Systems, Inc. Purdue Research Park 2701 Kent Avenue West Lafayette, IN 47906 Jacqueline M. Lemke President & CEO Phone: (765) 463 - 4527 Email: jlemke@BASinc.com Jeffrey Potrzebowski CFO & Vice President, Finance Phone: 765.497.5809 Email: jpotrzebowski@BASinc.com